UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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☐   Definitive Proxy Statement
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Emdeon Inc.
(Name of Registrant as Specified in its Charter)

N/A
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholders Meeting to Be Held on May 25, 2011

EMDEON INC.
EMDEON INC.
3055 LEBANON PIKE, SUITE 1000
NASHVILLE, TN 37214

Meeting Information
Meeting Type:          Annual Meeting
For holders as of:    March 29, 2011
Date:    May 25, 2011     Time:    8:30 AM CT

Location:	Sheraton Music City Hotel 777 McGavock Pike Nashville, TN 37214
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1.  Notice and Proxy Statement         2.  Annual Report on Form 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow à  XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends
you vote FOR the following proposal:
1.	Election of Directors

Nominees:

01)	George I. Lazenby, IV	06)	Jim D. Kever
02)	Tracy L. Bahl	07)	Jonathan C. Korngold
03)	Dinyar S. Devitre	08)	Philip M. Pead
04)	Mark F. Dzialga	09)	Allen R. Thorpe
05)	Philip U. Hammarskjold

The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	To ratify the appointment of Ernst & Young LLP as the independent public accounting firm for the Company for the fiscal year ending December 31, 2011.

3.	To approve the advisory resolution on executive compensation.

The Board of Directors does not have a recommendation for voting on the following proposal:

4.	To recommend holding an advisory vote on executive compensation every one, two or three years.

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Annual Meeting.